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                                                                   EXHIBIT 10.12


                               NON-NEGOTIABLE NOTE



$124,997.73                                                     December 4, 1997



        FOR VALUE RECEIVED, the undersigned, ANDREW J. FRAWLEY (the "EXECUTIVE"), promises to pay to EXCHANGE APPLICATIONS, INC., a Delaware corporation (the "COMPANY"), at 695 Atlantic Avenue, Boston, Massachusetts 02110, or at such other place as the holder hereof may from time to time designate in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of ONE HUNDRED TWENTY-FOUR THOUSAND NINE HUNDRED NINETY SEVEN DOLLARS AND SEVENTY-THREE CENTS ($124,997.73) in the amounts and at the times set forth below. Interest shall accrue on the outstanding principal amount hereof from the date hereof through and including the date on which such principal amount is paid in full, computed on the basis of a year of 365 or 366 days, as the case may be, at a rate per annum of 8%, compounded annually and payable on the maturity hereof.

        THIS NOTE SHALL NOT BE NEGOTIABLE, ASSIGNABLE OR OTHERWISE TRANSFERABLE BY THE COMPANY. THE EXECUTIVE MAY NOT ASSIGN OR OTHERWISE TRANSFER THIS NOTE OR ANY OF HIS OBLIGATIONS HEREUNDER.

        The principal of this Note, if not earlier paid in full, shall be due and payable in full on December 4, 2007.

        The principal of and/or any accrued interest on this Note may be prepaid in whole or in part at any time without premium or penalty and without prior notice.

        Any overdue payment of principal and, to the extent permitted by applicable law, overdue interest, shall bear interest until such overdue principal or interest is paid, computed on the basis of a year of 365 or 366 days, as the case may be, and paid for the actual number of days elapsed, at a rate per annum of 12%.

        In order to secure the due and punctual payment and performance of his obligations hereunder, the Executive hereby pledges, assigns and grants a continuing security interest in and lien on 38,249 shares of issued and outstanding Series B Convertible Preferred Stock of the Company evidenced by Certificate Number B-4, issued by the Company in the name of the Executive (the "STOCK"), and all income therefrom, increases therein and


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proceeds thereof, to be held by the Company subject to the terms and conditions hereinafter set forth. The certificate for the Stock, accompanied by stock powers or other appropriate instruments of assignment thereof duly executed in blank by the Executive, have been delivered to the Company simultaneously with the execution and delivery of this Note.

        The Executive shall not sell, assign or otherwise transfer any of his right, title or interest in or to any Stock without the prior written consent of the Company, except for (a) the pledge of the Stock to the Company pursuant hereto, and (b) transfers of Stock pursuant to Section 3(a)(iv) of the Amended and Restated Stockholders Agreement, dated as of December 4, 1997, by and among the Company and the Stockholders named therein, provided that (i) any transfer of Stock pursuant to clause (b) above shall be subject to the Company's continuing security interest in and lien on such Stock hereunder and (ii) any transferee of Stock transferred pursuant to clause (b) above shall have executed and delivered to the Company a written acknowledgment in form and substance reasonably satisfactory to the Company to the effect that the transfer of such Stock is subject to the Company's continuing security interest in and lien on such Stock hereunder.

        The Executive shall be entitled to receive all cash dividends paid in respect of the Stock and to vote the Stock and to give consents, waivers and ratifications in respect of the Stock unless and until (a) the Executive shall default in the payment of any installment of principal or interest due hereunder, or (b) a voluntary proceeding is filed by the Executive or an involuntary proceeding is filed against the Executive (which involuntary proceeding shall continue for a period of more than sixty (60) days without being dismissed) seeking liquidation, reorganization or an arrangement with the Executive's creditors under any provision of the United States Bankruptcy Code as then in effect (each of (a) and (b) above being referred to herein as an "EVENT OF DEFAULT"). Except as set forth in the immediately preceding sentence, all sums or other property paid or distributed upon or with respect to the Stock shall be paid over and delivered to the Company to be held as further security for the due and punctual payment and performance of the Executive's obligations hereunder. In the event that, notwithstanding the immediately preceding sentence, any such sums or other property are received by the Executive, such sums or property shall be held in trust for the Company and promptly paid over and delivered to the Company.

        Upon the occurrence and during the continuance of an Event of Default, the Company shall thereafter have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies of a secured party under the Uniform Commercial Code of Massachusetts, all



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such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently:

                (i) If the Company so elects and gives written notice of such election to the Executive, the Company may vote any or all of the Stock possessing voting rights (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) and give all consents, waivers and ratifications in respect of the Stock and otherwise act with respect thereto as though it were the outright owner thereof, the Executive hereby irrevocably constituting and appointing the Company the proxy and attorney-in-fact of the Executive, with full power of substitution, to do so;

                (ii) The Company may demand, sue for, collect or make any compromise or settlement in respect of any Stock held by it hereunder that it deems suitable;

                (iii) After fifteen (15) days' written notice to the Executive, the Company may sell, resell, assign and deliver, or otherwise dispose of any or all of the Stock, for cash and/or credit and upon such terms at such place or places and at such time or times and to such persons, firms, companies or corporations as the Company shall approve, all without demand for performance by the Executive or advertisement or any further notice whatsoever except such as may be required by law; and

                (iv) The Company may at any time, at its option, cause all or any part of the Stock held by it to be transferred into its name or the name of its nominee or nominees, receive any income thereon and hold such income as additional collateral or apply it to the obligations hereunder.

        Notwithstanding anything herein to the contrary, upon the occurrence of an Event of Default, all of the unpaid principal and interest hereunder shall be immediately due and payable automatically and without any requirement of any notice from or action by the Company and without presentment, demand, protest and other notice of any kind, all of which are hereby expressly waived by the Executive.

        No provision of this Note shall require the payment of, or permit contracting for, charging, receiving or collecting interest in excess of the rate then permitted by applicable law. Regardless of any provision contained herein, the Company shall not be entitled to contract for, charge, take, reserve, receive or apply, as interest hereunder, any amount in excess of the highest lawful rate, and, in the event the Company ever contracts for, charges, takes, reserves, receives or applies as interest any such excess, it




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shall be deemed a partial prepayment of principal and treated hereunder as such, and if the principal debt is paid in full, any remaining excess shall forthwith be paid to the Executive.

        The Executive hereby (i) waives presentment, demand, protest and notice of presentment, notice of dishonor of this debt and each and every other notice of any kind respecting this Note and (ii) agrees that this Note shall be binding upon it and its successors and assigns.

        The Executive shall pay on demand all collection costs and expenses, including reasonable legal fees and disbursements, incurred by the holder of this Note in enforcing payment hereof.

        THIS NOTE SHALL BE DEEMED TO TAKE EFFECT AS A SEALED INSTRUMENT UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.




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        IN WITNESS WHEREOF, the Executive has executed this Note as an instrument under seal as of the day and year first above written.


                                        THE EXECUTIVE:


                                        --------------------------------
                                        Andrew J. Frawley